FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 7, 1997

                         American Filtrona Corporation
             (Exact name of registrant as specified in its charter)

          Virginia                      0-7163            54-0574583
(State or other jurisdiction         (Commission         (IRS Employer
     of incorporation)               File Number)      Identification No.)

3951 Westerre Parkway, Suite 300, Richmond, Virginia       23233
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code    (804) 346-2400

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Item 5.      Other Events.

        On February 10, 1997, American Filtrona Corporation issued the press release attached hereto as Exhibit 99.1, announcing that it has entered into a revised letter of intent with WBT Holdings LLC regarding the proposed sale of American Filtrona. A copy of the revised letter of intent is attached hereto as
Exhibit 99.2.

Item 7.     Exhibits.

EX-99.1     American Filtrona Corporation - Press Release (February 10, 1997)

EX-99.2 Letter of Intent between American Filtrona Corporation and WBT Holdings LLC dated as of February 7, 1997

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    American Filtrona Corporation
                                            (Registrant)

Date: February 13, 1997           By:  /s/ John D. Barlow, Jr.
                                     -----------------------------------
                                        John D. Barlow, Jr.
                                        Vice President - Finance

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                                    EXHIBITS

Exhibit Number and Description

        99.1 American Filtrona Corporation - Press Release (February 10, 1997)

        99.2 Letter of Intent between American Filtrona Corporation and WBT Holdings LLC dated as of February 7, 1997